UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

  Filed by the Registrant    ☒                                                              Filed by a party other than the Registrant    ☐

  Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IDEX Corporation (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check the appropriate box):

☒		No fee required.

☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

3100 SANDERS RD, SUITE 301 NORTHBROOK, IL 60062 D41441-P48612

You invested in IDEX CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2021.

Get informed before you vote

View the Notice of the Annual Meeting, Proxy Statement and Annual Report on Form 10-K of IDEX Corporation online at www.ProxyVote.com OR you can receive a free paper or email copy of these material(s) by requesting prior to April 28, 2021. If you would like to request a copy of these material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.

        Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review the Proxy Statement prior to voting.

Voting Items		Board Recommends
1.	To elect three directors each for a term of three years
Nominees:
1a.	WILLIAM M. COOK	For
1b.	MARK A. BUTHMAN	For
1c.	LAKECIA N. GUNTER	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered accounting firm for 2021.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

                                                                  D41442-P48612